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                                                                  Exhibit 10.20


                AMENDMENT NO. 2 TO MANAGEMENT SERVICES AGREEMENT


      FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Management Services Agreement ("MSA") dated November 29, 2001, effective as of February 29, 2000, between PEARSON PLC and INTERACTIVE DATA CORPORATION, as amended, is hereby further amended effective as of September 16, 2004, (the "Effective Date"), by:

      (i)   deleting Schedules 18, 22, 28, 29, 30, 33, 35, and 36; and

      (ii) adding Schedules 38, 39 and 40, copies of which are attached hereto and made a part hereof.

      This Amendment shall be subject to all of the terms and conditions of the MSA. Except as hereby amended, the MSA is in all other respects ratified and confirmed.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the Effective Date.


                                       PEARSON PLC


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       INTERACTIVE DATA
                                         CORPORATION


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:
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                                   SCHEDULE 38

                            FUND MANAGEMENT SERVICES

Service Provider:    FT Interactive Data (Europe) Limited (`FTID')


Service Recipient:   The Financial Times Limited (the `Financial Times')


Service              In order to allow the Financial Times to compile certain
Description:         pages of The Financial Times newspaper (the `Fund
                     Management Services'), FTID provides data collection expertise and delivery services for fund and related data sets (the `Fund Data').

                     FTID receives some of the Fund Data from the Financial Times Fund Management Services subscribers.



Primary Contacts     Services Manager
(Relationship        FT Interactive Data (Europe) Limited
Managers):           Fitzroy House, Epworth Street, London EC2A 4DL

                     IT Service Manager
                     The Financial Times Limited
                     Number 1 Southwark Bridge, London SE1 9HL

Fees:                13,026 GBP per year, payable by the Financial Times to FTID


Service Period:      Commencing February 29, 2000 and continuing thereafter
                     until such time as the service is terminated in accordance with the terms of the MSA.



Notice Period for    360 days
Termination:
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                                   SCHEDULE 39

                              FTID PRODUCT SERVICES

Service Provider:    FT Interactive Data (Europe) Limited (`FTID')


Service Recipient:   The Financial Times Limited (the `Financial Times')


Service              Following the transfer of the personnel specified in
Description:         Appendix V from FTID to the Financial Times which occurred on 1 July 2003, FTID will provide data and delivery services via various FTID products as specified in Appendix
                     I hereto (the `Products') in order to allow the Financial
                     Times internal use of the data including the compilation and publication of certain pages of The Financial Times newspaper (the `Statistics Services').

                     The Products are subject to all the additional terms specified in the attached Addendum together with any agreed procedures and performance levels specified herein.


Primary Contacts     Derek Fitches
(Relationship        Services Manager
Managers):           FTID
                     Fitzroy House, Epworth Street, London EC2A 4DL

                     Graham Jackson
                     IT Service Manager
                     The Financial Times
                     Number 1 Southwark Bridge, London SE1 9HL


Fees:                440,000 GBP pa payable by the Service Recipient


Initial Service      Commencing 01 July 2003 and continuing for a period of
Period:              three years at which time if this Amendment shall still be in effect, it shall renew automatically and continue for further periods of one year each unless terminated by either party in accordance with the Notice Period below.


Notice Period for    At least 360 days notice in writing at any time
Termination:         after 31 December 2005.
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                                   SCHEDULE 40

                                FINSTAT SERVICES

Service Provider:    The Financial Times Limited (the `Financial Times')

Service Recipient:   FT Interactive Data (Europe) Limited (`FTID')

Service              FINSTAT Services are a range of computer readable data
Description:         feeds to provide an automatic updating service for
                     financial software applications. The data is available in specific feeds that cover equities, currencies, indices, dividends and events, and are available daily, weekly or monthly.

                     FTID wishes to receive a series of compiled data feeds to FTID specifications in terms of content and delivery times from the Financial Times. These feeds make up the FINSTAT Services that are the subject of this Licence ("Services").

                     In the attached Addendum, agreed procedures and performance levels are specified together with details of the FINSTAT Services.

Licence: Financial Times hereby grants to FTID an exclusive licence to commercially exploit the Services in whatever manner FTID chooses, such licence only to terminate in accordance with the provisions and the Special Conditions below. Notwithstanding the above, the parties acknowledge and agree that the Financial Times shall be entitled to use the Services for their own [internal] purposes free of charge.

Primary Contacts     Derek Fitches
(Relationship        Services Manager
Managers):           FTID
                     Fitzroy House, Epworth Street, London EC2A 4DL

                     Graham Jackson
                     IT Service Manager
                     The Financial Times
                     Number 1 Southwark Bridge, London SE1 9HL (full details name, telephone numbers and so forth in Addendum)

Fees: 440,000 GBP per annum (for the Licence and the Service provision) payable by the Service Recipient

Initial Service      Commencing 01 July 2003 and subject to Special Condition 2
Period:              below, continuing for a period of three years at which time if this
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                     Amendment shall still be in effect, it shall renew
                     automatically and continue for further periods of one year each unless terminated by either party in accordance with the Notice Period below.

Notice Period for    Subject to Special Condition 2 below, at least 360 days
Termination:         notice in writing at any time after 31 December 2005.

Special Conditions   1. Until the equipment on which the Service is currently
                     produced is replaced with more robust new equipment, the parties agree that any failure in such equipment shall be deemed a force majeure event and shall not give rise to any liability on the part of the Financial Times. However, in the event of such equipment failure, the Financial Times shall use commercially reasonable endeavours to recover such equipment as soon as possible. In the event that the Financial Times is unable to recover the equipment within 10 working days the parties acknowledge and agree that FTID shall not be liable to pay the Fees hereunder or on a pro rata basis in respect of any further period in which the equipment remains unavailable and it is further acknowledged and agreed that if the equipment remains unavailable for more than [ ]20 consecutive working days in aggregate FTID either party may terminate this Schedule and Licence immediately by giving written notice to the Financial Times other party.

                     2. In the event that the Financial Times wishes to substantially modify the format of the Service it shall provide to FTID comprehensive written technical specifications of the proposed modified format and/or a working prototype of same at least seven months before the proposed implementation date. FTID shall have 30 days from delivery of such specifications and/or prototype to either accept or decline the proposed modification in writing. In the event that FTID accepts the proposed modification, the Financial Times shall ensure that the actual modification when implemented substantially conforms to the specifications and/or prototype previously supplied. In the event that FTID rejects the proposed modification, the FT Financial Times shall continue to supply the Service in the current (unmodified) format for a further six months at which point this Schedule 40 and the licence to use the Services shall automatically terminate.